UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

AMP HOLDING INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMP Holding Inc.

100 Commerce Drive

Loveland, Ohio  45140

*, 2015

Dear Stockholders:

It is our pleasure to invite you to the 2014 Annual Meeting of Stockholders of AMP Holding Inc.  We will hold the meeting on *, 2015, at our headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, at 10:30 a.m., local time.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

We hope you will be able to attend the annual meeting.  Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in AMP Holding Inc.

Sincerely,

/s/ Stephen S. Burns
Stephen S. Burns
CEO

AMP Holding Inc.

100 Commerce Drive

Loveland, Ohio  45140

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON *, 2015

To the Stockholders of AMP Holding Inc.:

Notice is hereby given that the 2014 annual meeting of the stockholders of AMP Holding Inc. (“AMP” or the “Company”) will be held on *, 2015, at our headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, at 10:30 a.m., local time.  At the annual meeting or any postponement, adjournment or delay thereof (the “Annual Meeting”), you will be asked to consider and vote upon the following proposals:

1.	to elect three (3) directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	to amend our Articles of Incorporation to increase the aggregate number of authorized shares of common stock by 250,000,000 shares to 500,000,000 shares;

3.	to ratify the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement which is set forth on the following pages, where the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on *, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD, AND “FOR” EACH OF THE OTHER PROPOSALS.

Your vote is extremely important, regardless of the number of shares you own.   Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided in accordance with the instructions on the enclosed proxy card or voting instruction card.

 The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting.  We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ James E. Taylor
James E. Taylor
Chairman of the Board of Directors

YOU ARE RESPECTFULLY REQUESTED BY THE BOARD TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING OR VOTE IN PERSON AT THE MEETING. IF YOU RECEIVED THIS PROXY STATEMENT IN THE MAIL, A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about *, 2015.

Important Notice Regarding the Availability of Proxy Materials for the

AMP Holding Inc. Annual Meeting of Stockholders to be Held on *, 2015

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available on the Investor Relations portion of our web site at www. http://ampelectricvehicles.com/.

AMP HOLDING INC.

TABLE OF CONTENTS

Questions and Answers about the Proxy Materials and the Annual Meeting	1

Proposal No. 1: Election of Directors	5
Directors and Executive Officers	5
6
Transactions with Related Persons, Promoters, and Certain Control Persons	6
Review, Approval or Ratification of Transactions with Related Persons	6
Section 16(a) Beneficial Ownership Reporting Compliance	6
Vote Required	6
Recommendation of the Board	6

Proposal No. 2: Approval of Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock	7
Vote Required	7
Recommendation of the Board	7

Proposal No. 3: Ratification of Appointment of our Independent Registered Public Accounting Firm	8
Change in Auditors	8
Fees Billed by our Independent Registered Public Accounting Firm During Fiscal 2012 and 2013	8
Vote Required	8
Recommendation of the Board	8

Security Ownership of Certain Beneficial Owners and Management	9

Corporate Governance	10
Board Meetings	11
Director Independence	11
Board Leadership Structure, Executive Sessions of Non-Management Directors	11
Board Role in Risk Oversight	11
Code of Ethics	11
Stockholder Communications with the Board	11

Report of the Board of Directors	11

Executive Compensation	12
Summary Compensation Table	12
Employment Agreements	13
Outstanding Equity Awards at 2013 Fiscal Year End	14
Director Compensation	16

Stockholder Proposals	16

Proxy Solicitation	16

Annual Report	16

Delivery of Proxy Materials to Households	16

Other Matters	17

Appendix A: Certificate of Amendment	A-1

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished by the Board of Directors of AMP Holding Inc. (the “Board”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders or any postponement, adjournment or delay thereof (the “Annual Meeting”) to be held at our headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, on *, 2015, at 10:30 a.m., local time. This Proxy Statement, along with a Notice of Annual Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about *, 2014.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “AMP,” “we,” “our,” “us” and “the Company” to refer to AMP Holding Inc.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on * 2015, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may contact our transfer agent at the telephone number or address listed below to request an additional set of proxy materials:

Empire Stock Transfer 1859 Whitney Mesa Drive Henderson, NV 89014 Tel: (702) 818-5898

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, AMP sent this Proxy Statement and a proxy card directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold shares in street name, this Proxy Statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card included in the mailing. As a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

●	to elect three (3) directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

●	to amend our Articles of Incorporation to increase the aggregate number of authorized shares of common stock by 250,000,000 shares to 500,000,0000 shares;

●	to ratify the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

●	to consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board recommends a vote “FOR” the election of each of the nominees to the Board, and “FOR” each of the other proposals.

1

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	In person at the Annual Meeting . All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending written notice of revocation to the Corporate Secretary of AMP;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board, and “FOR” each of the other proposals.

Q:	Will my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on non-routine matters. Proposals 1, 2 and 3 are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of the foregoing matters being voted on at the Annual Meeting.

Q:	What are the voting requirements to approve each of the proposals?

A:

In the election of directors, the three (3) nominees receiving the highest number of affirmative votes will be elected.  You may withhold votes from any or all nominees.

The proposal to approve the amendment to our Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Abstentions will be counted as present for purposes of determining if a quorum is present, and will have the same effect as a negative vote on this proposal.

The proposals for the ratification of the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2014 require the affirmative “FOR” votes of a majority of the votes cast on each matter.  Abstentions will not affect the outcome of the vote on any of these proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for proposals 1, 2 and 3, shares that constitute broker non-votes are not considered entitled to be voted on those proposals.  As a result, the broker “non-vote” will have no effect on the outcome of those proposals, assuming that a quorum is present.

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Q:	How many votes do I have?

A:	If you hold shares of common stock, you are entitled to one vote for each share of common stock that you hold. As of *, 2014, the record date, there were * shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for substitute nominees in place of those who do not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Martin Rucidlo and Stephen S. Burns, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the Annual Meeting, either in person or by proxy, totaling * shares. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on *, 2014 or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted. If you are not a stockholder of record but hold shares through a bank, broker or other nominee (i.e., in street name), you should be prepared to provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to *, 2014, a copy of the voting instruction card provided to you by your bank, broker or other nominee, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on *, 2015, at our headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, at 10:30 a.m., local time. You should allow adequate time for the check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your bank, broker or other nominee. You may vote your shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your bank, broker or other nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to us or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote , except for the proposal to approve the amendment to our Articles of Incorporation where abstentions will have the same effect as a negative vote on the proposal.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four (4) business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Annual Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	How may I obtain AMP’s Annual Report on Form 10-K and other financial information?

3

A:	A copy of our Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”) is being sent to stockholders along with this Proxy Statement. Stockholders may request an additional free copy of the Annual Report and other financial information by contacting us at:

AMP Holding Inc. 100 Commerce Drive Loveland, Ohio 45140 Attention: Stephen Burns Telephone: 513-360-4704

We will also furnish any exhibit to the Annual Report if specifically requested.

Alternatively, you can access the Annual Report at the investor relations portion of our website at www.ampelectricvehicles.com. Our filings with the Securities and Exchange Commission (“SEC”) are also available free of charge at the SEC’s website at www.sec.gov .

Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Empire Stock Transfer 1859 Whitney Mesa Drive Henderson, NV 89014 Tel: (702) 818-5898

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

AMP Holding Inc. 100 Commerce Drive Loveland, Ohio 45140 Attention: Stephen Burns Telephone: 513-360-4704

You may also contact our transfer agent at the telephone number or address listed below

Empire Stock Transfer 1859 Whitney Mesa Drive Henderson, NV 89014 Tel: (702) 818-5898

4

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting to serve until the 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) and until their successors are duly elected and qualify.  The director nominees, each of whom currently serves on the Board, are James E. Taylor, Stephen S. Burns and Raymond J. Chess.   If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for substitute nominees in place of those who do not stand.  We have no reason to expect that any of the nominees will not stand for election.

Executive Officers and Directors

Set forth below is a list of the names, ages as of November 20, 2014 and positions, and a brief account of the business experience of the individuals who serve as our executive officers and directors as of the date of this prospectus.

Name	Age	Position
James E. Taylor	58	Chairman of the Board of Directors

Stephen S. Burns	55	Director, Chief Executive Officer, Secretary and Treasurer

Martin J. Rucidlo	55	President

Julio C. Rodriguez	56	Chief Financial Officer

Raymond J. Chess	57	Director

Our officers and directors are elected annually for a one year term or until their respective successors are duly elected and qualified or until their earlier resignation or removal.

The following is a brief summary of the background of each of our directors and executive officers, including specific information about each director’s experience, qualifications, attributes or skills that led the Board of Directors to the conclusion that the individual is qualified to serve on our Board of Directors.

James E. Taylor, Chairman of the Board of Directors

Mr. Taylor has three decades of automotive experience in three countries.  His last GM assignment, he served as CEO of Hummer from August 2008 to February 2010 during the attempted divesture.  Prior to that, he was President of Cadillac from 2005 to 2008, responsible for the product planning, marketing, promotional and sales activities that significantly contributed to Cadillac’s global renaissance.  Prior to that, Mr. Taylor was a vehicle line executive for Cadillac from 1995 to 2005, directing the planning, engineering and manufacturing of the award-winning ground up Cadillac CTS, SRX and the STS models, which contributed significantly to the resurgence of Cadillac.  Mr. Taylor holds a Bachelors of Science degree in Mechanical Engineering & Management from McMaster University, Ontario, Canada. Mr. Taylor currently serves as EVP for Manufacturing and Purchasing for Fisker Automotive and Technologies, LLC. We believe Mr. Taylor’s training as an engineer, his knowledge and experience with respect to the automobile industry qualifies him to serve on our Board of Directors.

Stephen S. Burns, Director, Chief Executive Officer, Treasurer and Secretary

Mr. Burns, a Co-Founder of our company, has served as our CEO since inception.  Mr. Burns was appointed as CEO, CFO, Treasurer and Secretary of the Company on December 28, 2009.  Mr. Burns had founded several companies, most recently iTookThisOnMyPhone.com, a mobile photo and video-sharing technology company, MobileVoiceControl, Inc. a developer of high-end speech recognition software for smartphones sold to Nuance Communications (NASDAQ:NUAN), Inc. In 2006, AskMeNow [OTC:AKMN] a mobile search and information delivery system sold to Ocean West Holdings in 2005, PocketScript, the leading mobile electronic prescription system in the world which was sold to ZixCorp [NASDAQ:ZIXI] in 2002, Over The Line/AdLink, sold to Gannett Co. Inc. (NYSE:GCI) in 1994 and the design and development of Suspension Parameter Measurement Machines. We believe Mr. Burns' entrepreneurial background as well as his management and leadership pedigree qualify him to serve on the Board of Directors.

Martin J. Rucidlo, President

Mr. Rucidlo has serves as our President since August 2012 and as the Director of Sales for AMP Electric Vehicles Inc. from 2010. Mr. Rucidlo has over 30 years of experience in a variety of industries ranging from VP Sales & Marketing to General Manager positions in the aerospace, packaging, software, medical technology, and automotive industries.  He has held executive-level positions at Zix Corporation, Quest Diagnostics Inc., Nuance Communications., PCC Airfoils and Alcoa. Prior to joining AMP, Mr. Rucidlo served as the Director of Technology Sales at Quest Diagnostics from March 2009 to May 2010, Director of NVC Healthcare Sales at Nuance Communications from August 2006 to March 2009, VP Sales Care Delivery Solutions Zix Corporation from February 2001 to January 2005 and VP Sales and Marketing of WS Packaging from November 1996 to February 2001.   He holds a Bachelors of Science Degree in Industrial Engineering from The Pennsylvania State University.

5

Julio C. Rodriguez, Chief Financial Officer

Mr. Rodriguez has serves as our President since August 2013. Mr. Rodriguez is a finance executive with over 30 years of experience in financial and operational leadership roles within various industries including the automotive industry.  From 1999 until 2013, Mr. Rodriguez served in various executive roles for Genuine Parts Company ("GPC") and its subsidiaries.  Most recently, from 2008 through 2013, Mr. Rodriguez served as Director Process Improvement for GPC, whereby Mr. Rodriguez organized, coordinated, executed control process improvement and cost savings projects for all company divisions. Prior to this, from 2006 through 2008, Mr. Rodriguez served as Vice President Finance & Corporate Secretary for Johnson Industries, a subsidiary of GPC.    Mr. Rodriguez holds a Bachelor of Science degree in Business Administration and a Bachelor of Science degree in Accounting from Catholic University Caracas, Venezuela.

Raymond J. Chess, Director

Mr. Chess was appointed as a director of our company in October 2013. Mr. Chess served as a Global Vehicle Line Executive for General Motors Co. (“GM”), where he was responsible for global, cross functional general management of the GM crossover market segment from May 2009 through December 2012.  Prior to this, from August 2001 until April 2009, Mr. Chess was responsible for GM’s commercial truck segment.  Previous GM assignments included leadership roles in the full size truck segment, metal fabrication and body assembly.  Mr. Chess's background includes broad, hands-on manufacturing leadership roles with manufacturing, engineering and manufacturing floor operations. Mr. Chess holds a Bachelors of Science degree in Mechanical Engineering from Kettering University and an MBA from Indiana University. We believe Mr. Chess’s training as an engineer and his knowledge and experience with respect to the automobile industry qualifies him to serve on our Board of Directors.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons are presented to, reviewed and approved by the Board of Directors. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the Board of Directors deems relevant.

Except as set forth below, at no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or was involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest. On May 23, 2014 Mr. Burns converted an aggregate of $108,700 that Mr. Burns deposited and/or loaned to us into 1,087,000 shares of our common stock and a common stock purchase warrant to acquire 543,500 shares of common stock at $0.15 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to report their initial beneficial ownership and any subsequent changes in that beneficial ownership of our securities to the SEC. Based solely on a review of the copies of the reports furnished to us, we believe that all such reports for the year ended December 31, 2013 were filed on a timely basis.

Vote Required

The three (3) nominees receiving the highest number of affirmative votes will be elected to the Board.  You may withhold votes from any or all nominees.

Recommendation of the Board

The Board recommends a vote “FOR” the election of the nominees to the Board to serve until the 2015 Annual Meeting and until their successors are duly elected and qualify.

6

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Articles of Incorporation, as amended, currently authorize the issuance of up to 250,000,000 shares of common stock. As of *, 2014, there were * shares of common stock outstanding.

Our Board of Directors has approved, subject to stockholder approval, an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock to 500,000,000 (the “Amendment”). The additional shares of common stock authorized by the Amendment, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized. A copy of the Amendment is set forth in Appendix A hereto.

The additional shares of common stock authorized by the Amendment could be issued at the discretion of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in our business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. Any future issuances of authorized shares of common stock may be approved by the Board of Directors without further action by the stockholders. The availability of additional shares of common stock would be particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis in order to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock, where such approval might not otherwise be required. The Board of Directors has no present agreement, arrangement or commitment to issue any of the shares for which approval is sought.

Although the Board of Directors will issue common stock only when required or when the Board considers such issuance to be in our best interests, the issuance of additional common stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our existing stockholders. Furthermore, since Nevada law requires the vote of a majority of shares of each class of stock in order to approve certain mergers and reorganizations, the proposed Amendment could permit the Board to issue shares to persons supportive of management’s position. Such persons might then be in a position to vote to prevent a proposed business combination which is deemed unacceptable to the Board of Directors, although perceived to be desirable by some stockholders, including, potentially, a majority of stockholders. This could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of our directors to retain their positions.

Additionally, the presence of such additional authorized but unissued shares of common stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders. The Board of Directors is not currently aware of any attempt to take over or acquire us. While it may be deemed to have potential anti-takeover effects, the proposed Amendment to increase the authorized shares of common stock is not prompted by any specific effort or takeover threat currently perceived by management. In addition, we do not have any plans to implement additional measures having anti-takeover effects. The Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Amendment.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will be required to approve the Amendment. Abstentions will be counted as present for purposes of determining if a quorum is present, and will have the same effect as a negative vote on this proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the Amendment.

7

PROPOSAL NO. 3:  RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.  Although this appointment does not require ratification, the Board has directed that the appointment of Clark, Schaefer, Hackett & Co. be submitted to stockholders for ratification due to the significance of their appointment to us.  If stockholders do not ratify the appointment of Clark, Schaefer, Hackett & Co., the Board will consider the appointment of another independent registered public accounting firm for the fiscal year ending December 31, 2014. Representatives of Clark, Schaefer, Hackett & Co. are expected to be present at the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

  Fees Billed by our Independent Registered Public Accounting Firm During Fiscal 2012 and 2013

The total fees charged to the Company by Clark Schaefer Hackett & Company, the Company's independent registered public accounting firm, for the year ended December 31, 2013 were $78,778 for audit and related fees, $4,268 for tax fees, and $750 for all other fees.  The total fees charged to the Company by Clark Schaefer Hackett & Company for the year ended December 31, 2012 were $59,800 for audit and related fees, $6,000 for tax fees, and $765 for all other fees.  The total fees charged to the Company by Clark Schaefer Hackett & Company for the year ended December 31, 2011 were $54,000 for audit and audit related fees and $8,000 for tax fees, and $3,000 for other fees.  The current policy of the directors, acting as the audit committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services.  The audit and audit related fees include fees for the annual audit of the financial statements and review of financial statements included in 10Q filings.  Fees charged by Clark, Schaefer Hackett & Company were approved by the Board with engagement letters signed by Stephen S. Burns, Chief Executive Officer.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.  Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of November 20, 2014 by:

●	each person known by us at that date to be the beneficial owner of more than 5% of the outstanding shares of our based solely on Schedule 13D/13G filings with the SEC;

●	each of our officers and directors at such date; and

●	all of our executive officers and directors at such date, as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Stephen S. Burns *(1)	13,770,367	8.9%
James E. Taylor * (2)	3,100,000	2.0%
Julio Rodriguez *(3)	650,000	**
Ray J. Chess * (4)	600,000	**
Martin J. Rucidlo(5)	975,000	**
Directors and Executive Officers as a group (5 persons)	19,095,513	11.9%
Joseph T. Lukens (6)	44,331,301	28.4%
Stephen D. Baksa (7)	25,776,941	16.5%

* Executive officer and/or director of our company.

** Less than 1%.

(1)	Includes 7,673,367 shares of common stock held individually, 500,000 shares of common stock held by his wife and 5,597,146 shares of common stock issuable upon exercise of options and warrants at exercise prices ranging from $0.15 to $2.00.
(2)	Includes 3,100,000 shares of common stock issuable upon exercise of options and warrants at exercise prices ranging from $0.15 to $2.00.
(3)	Includes 650,000 shares of common stock issuable upon exercise of options at exercise prices ranging from $0.04 to $0.14.
(4)	Includes 100,000 shares of common stock issuable upon exercise of options at an exercise price of $0.25 per share and 500,000 shares of common stock issuable upon exercise of options at an exercise price of $0.26 per share
(5)	Includes 975,000 shares of common stock issuable upon exercise of options at exercise prices ranging from $0.01 to $0.70.
(6)	Includes 37,731,301 shares of common stock and common stock purchase warrants to acquire 6,600,000 shares of common stock at exercise prices in the range of $0.15 and $0.50.
(7)	Includes 19,376,941 shares of common stock and common stock purchase warrants to acquire 6,400,000 shares of common stock at exercise prices in the range of $0.15 and $0.50.

9

CORPORATE GOVERNANCE

Governance Policies of the Board of Directors

The Board of Directors has adopted Governance Policies of the Board of Directors to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders.  These policies provide a framework for the conduct of the Board’s business.

Committees

The Board of Directors is currently evaluating committee charters with the goal of establishing the following committees:  Governance Committee, Compensation Committee, Personnel Committee, and Audit Committee.  The Board of Directors does not have a standing nominating committee.  Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors in accordance with our bylaws and Nevada law.

Meetings may be held from time to time to consider matters for which approval of our Board of Directors is desirable or is required by law.

Code of Ethics

We have implemented a corporate code of ethics.

Company Policies

The Company has established the following written policies that have been distributed and reviewed with all Company employees:  Approval policy, Purchase Requisition policy, Conflict of Interest policy, “Do the Right Thing (ethics) policy and a Travel and Expense policy.

Compensation of Directors

We have entered into the following arrangements:

On October 11, 2010, Mr. Taylor entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000.  Additionally, the Company granted Mr. Taylor options to purchase 325,000 shares of the Company’s common stock at $0.68 per share.  The options will expire five years from the vesting period with 75,000 options vesting upon the signing of the agreement and 50,000 every six months thereafter for a total of 325,000 shares.

On October 24, 2013, the size of the Board of Directors was increased from two to three and Raymond J. Chess was appointed as a director of the Company.  Prior to joining the Board of Directors, Mr. Chess served on our advisory board pursuant to which he received a stock option to acquire 100,000 shares of common stock at an exercise price of $0.25 per share.  On October 24, 2013, Mr. Chess entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000.  Additionally, the Company granted Mr. Chess options to purchase 500,000 shares of the Company’s common stock at US$0.26 per share.  The options will expire five years from the vesting period with 100,000 options vesting upon the signing of the agreement and 40,000 every six months thereafter for a total of 500,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2013 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Director Nominations

Our Board of Directors does not maintain a separate nominating committee. Functions customarily performed by a nominating committee are performed by the independent members of our Board. In evaluating and determining whether to nominate a candidate for a position on the Board, the independent members of our Board utilize a variety of methods and considers criteria such as high professional ethics and values, experience on the policy-making level in business or scientific/medical research experience relevant to our product candidates and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the independent members of the Board by current Board members, stockholders, officers or other persons. The independent members of the Board will review all candidates in the same manner regardless of the source of the recommendation.

We have no formal policy regarding diversity of our Board of Directors. The independent members of our Board may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. The priority of the independent members of our Board in selecting members of the Board of Directors is identifying persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members and professional and personal experiences and expertise relevant to our growth strategy.

10

The independent members of the Board also consider stockholder recommendations for director nominees that are properly received in accordance with the applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to our Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Board Leadership Structure

Mr. Burns currently serves as our principal executive officer and James E. Taylor serves as chairman of our Board of Directors. The Board of Directors has chosen to separate the principal executive officer and chairman positions because it believes that (i) independent oversight of management is an important component of an effective board of directors and (ii) this structure benefits the interests of all stockholders. If the Board of Directors convenes for a special meeting, the non-management directors will meet in executive session if circumstances warrant. Given the composition of the Board of Directors with a strong slate of independent directors, the Board of Directors does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if circumstances change. We believe that the structure described above is the best structure to lead us in the achievement of our goals and objectives and establishes an effective balance between management leadership and appropriate oversight by independent directors.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management.  In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Ethics

We have adopted a Code of Ethics applicable to our officers, directors and employees. The Code of Ethics requires each covered person to act with honesty, ethics and integrity and to avoid actual or apparent conflicts of interest in their personal and professional relationships. We intend to disclose any amendments to, or waivers of, certain provisions of the Code of Ethics as required by the applicable rules and regulations of the SEC. The text of the Code of Ethics is posted in the “Corporate Governance” section of our website,  http://ampelectricvehicles.com/. A copy of the Code of Ethics is also available in print, free of charge, upon written request to 100 Commerce Drive, Loveland, Ohio 45140, Attention: Stephen Burns.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

AMP Holding Inc.

100 Commerce Drive

Loveland, Ohio 45140

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements.  The Corporate Secretary will determine when a communication is not to be forwarded.  Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

11

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth the compensation earned for services rendered to us, for the fiscal years indicated, by our executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
James E. Taylor Chairman of the Board (1)	2013	-	-	-	-	-	-	80,000	80,000
	2012	125,000	-	-	-	-	-	-	125,000

Stephen S. Burns CEO and Director	2013	200,000	-	-	11,160	-	-	-	211,160
	2012	200,000	-	-	11,160	-	-	-	211,160

Martin J. Rucidlo President	2013	125,000	-	-	30,600	-	-	-	155,600
	2012	108,333	-	-	30,600	-	-	-	138,933

Richard J. Calme Director of Finance	2013	75,000	-	-	3,720	-	-	-	78,720
	2012	75,000	-	-	3,720	-	-	-	78,720

Paul V. Gonzales CFO (2)	2013	-	-	-	-	-	-	-	-
	2012	56,250	-	-	-	-	-	-	56,250

Julio C. Rodriguez CFO	2013	150,000	-	-	45,000	-	-	-	195,000

(1)  Resigned as CEO effective August 10, 2012

(2)  Resigned as CFO effective May 16, 2012

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Employment Agreements

James E. Taylor Employment Agreement

On December 8, 2010, we entered into an employment agreement with James E. Taylor pursuant to which he was appointed as the Chief Executive Officer and Vice-Chairman of the Company in consideration of an annual salary of $300,000.  Additionally, Mr. Taylor was eligible for annual bonuses with a target amount of 100% of his salary.   As additional compensation, we granted Mr. Taylor options to acquire 1,200,000 shares of common stock at an exercise price of $0.72 per share for a period of ten years. We also provided Mr. Taylor with a common stock purchase warrant to acquire 600,000 shares of common stock exercisable at any time in the five years following the signing of the agreement at an exercise price of $2.00 per share.  Effective August 10, 2012, Mr. Taylor resigned as the CEO and continues to serve as the Chairman of the Board of Directors.  As of December 31, 2013, payroll in the amount of $87,500 was due and payable and included in accounts payable, based on terms of Mr. Taylor’s employment agreement.

Stephen S. Burns Employment Agreement

On December 8, 2010, we entered into an employment agreement with Stephen S. Burns pursuant to which he was appointed as the President of the Company in consideration of an annual salary of $200,000. On December 14, 2014, we agreed to increase Mr. Burns’ salary to $275,000 per annum and agreed to pay a bonus of $50,000 with $25,000 payable upon delivering the two Workhorse EGEN and $25,000 payable upon delivering the 18 Workhorse 100 electric trucks. Additionally, Mr. Burns will be eligible for annual bonuses with a target amount of 100% of his salary.  The actual amount of any bonus may be more or less than such target and will be determined by the Board in its absolute discretion.  Half of the bonus may be paid, in the Company’s discretion, in unregistered shares of common stock at a price per share equal to the weighted average closing price per share of the common stock over the twenty most recent trading days prior to such grant.   In addition to the salary and any bonus, Mr. Burns will be entitled to receive health and fringe benefits that are generally available to the Company’s management employees in accordance with the then existing terms and conditions of the Company’s policies.  As additional compensation, we granted Mr. Burns options to acquire 300,000 shares of common stock at an exercise price of $0.72 per share for a period of ten years.  We also provided Mr. Burns with a common stock purchase warrant to acquire 300,000 shares of Common Stock exercisable at any time in the five years following the signing of the agreement at an exercise price of $2.00 per share.

Martin J. Rucidlo Employment Agreement

On August 24, 2012, Martin J. Rucidlo was engaged to serve as the President of our company.   On August 24, 2012, Mr. Rucidlo entered into a letter agreement with our company pursuant to which he was appointed as the President of the Company in consideration of an annual salary of $125,000.  As additional compensation, we granted Mr. Rucidlo options to purchase 300,000 shares of the Company’s common stock at an exercise price of $0.21 per share.  The options will expire three years from the vesting period with 90,000 options vesting upon the signing of the Agreement and 105,000 options vesting each of the following two years on the anniversary date of the Agreement for a total of 300,000 shares.

Julio C. Rodriguez Employment Agreement

On August 15, 2013, we entered into an employment agreement with Julio C. Rodriguez pursuant to which Mr. Rodriguez agreed to serve as the Chief Financial Officer of our company.  The Agreement has an effective date of August 7, 2013.  Mr. Rodriguez will replace Richard J. Calme who resigned as the Interim Chief Financial Officer.  Mr. Calme has been appointed to serve as Director of Finance.  Pursuant to the terms of the Employment Agreement, Mr. Rodriguez shall receive an annual salary of $150,000.  In addition to the salary, Mr. Rodriguez will be entitled to receive health and fringe benefits that are generally available to our management employees.  As additional compensation, we granted Mr. Rodriguez options to acquire 300,000 shares of common stock at an exercise price of $0.40 per share for a period of two years.

13

Outstanding Equity Awards at 2013 Fiscal Year End

The following table presents, for each of the named executive officers, information regarding outstanding equity awards as of December 31, 2013.

	Option awards						Stock awards
Name and principal position	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Equity incentive plan awards: Number of securities underlying unexercised options (#)	Options exercise price ($)	Option expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
James E, Taylor	325,000	0		0	$0.68	10/11/2015	0	$0	0	$0
Chairman of the	1,200,000	0		0	$0.72	12/8/2020	0	$0	0	$0
Board (1)	600,000	0		0	$2.00	12/8/2015	0	$0	0	$0
	375,000	125,000	(a)	0	$0.60	5/25/2016	0	$0	0	$0
	500,000	0		0	$2.00	5/25/2016	0	$0	0	$0
	100,000	200,000	(b)	0	$0.15	8/10/2017	0	$0	0	$0

Stephen S. Burns	600,000	0		0	$0.40	5/12/2015	0	$0	0	$0
CEO and Director	300,000	0		0	$0.72	12/8/2020	0	$0	0	$0
	300,000	0		0	$2.00	12/8/2015	0	$0	0	$0
	375,000	125,000	(a)	0	$0.60	5/25/2016	0	$0	0	$0
	500,000	0		0	$2.00	5/25/2016	0	$0	0	$0
	100,000	0		0	$0.25	5/2/2015	0	$0	0	$0
	389,250	0		0	$0.25	6/30/2015	0	$0	0	$0
	102,000	198,000	(c)	0	$0.11	12/4/2015	0	$0	0	$0

Martin J. Rucidlo	200,000	0		0	$0.40	5/12/2015	0	$0	0	$0
President	50,000	0		0	$0.70	6/30/2013	0	$0	0	$0
	90,000	210,000	(d)	0	$0.21	12/8/2015	0	$0	0	$0
	85,000	165,000	(e)	0	$0.11	12/4/2015	0	$0	0	$0

Richard J. Calme	50,000	0		0	$0.40	5/12/2015	0	$0	0	$0
Interim CFO	34,000	66,000	(f)	0	$0.11	12/4/2015	0	$0	0	$0

Paul V. Gonzales	0	0					0	$0	0	$0
CFO (2)

Julio C. Rodriguez	300,000	200,000	(g)		$0.40	8/6/2018	0	$0	0	$0
CFO

(1) Resigned as CEO effective August 10, 2012
(2) Resigned as CFO effective May 16, 2012

(a) 125,000 options vest on 5/25/2013
(b) 100,000 options vest on 8/10/2013 and 8/10/2014
(c) 24,750 options vest every three months from 3/4/2013 to 12/4/2014
(d) 105,000 options vest on 8/24/2013 and 8/24/2014
(e) 20,625 options vest every three months from 3/4/2013 to 12/4/2014
(f) 8,250 options vest every three months from 3/4/2013 to 12/4/2014
(g) 50,000 options vest every six months from 2/8/2014 to 2/8/2018

14

Director Compensation

The following table summarizes the compensation for our non-employee directors for the fiscal year ended December 31, 2013. All compensation paid to our employee directors is included under the summary compensation table above.

Name	Fees Earned or Paid in Cash $	Stock Awards $	Option Awards $	Non-equity Incentive Plan Compensation $	Change in Pension Value and Non- Qualified Deferred Compensation Earnings $	All Other Compensation $	Total ($)
James E. Taylor	60,000	0	19,500	0	0	0	79,500
Raymond Chess	40,000		155,000	0	0	0	195,000
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STOCKHOLDER PROPOSALS

Stockholder proposals, including director nominations, intended for inclusion in our proxy statement for the 2015 Annual Meeting (expected to be held on or about August 20, 2015) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted to us on or before August 20, 2015 so that they may be considered by us for inclusion in our proxy statement relating to that meeting.

ANNUAL REPORT

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at the Investor Relations portion of our website as well as on the SEC’s website at www.sec.gov.  The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2013.  The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Empire Stock Transfer, by calling (702) 818-5898, or by forwarding a written request addressed to Empire Stock Transfer, 1859 Whitney Mesa Drive, Henderson, NV 89014. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this Proxy Statement will be sent. By contacting Empire Stock Transfer, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

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OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

The information presented in this proxy statement under the caption “Report of the Board of Directors” will not be deemed to be “soliciting material” or deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any of our previous filings under such acts shall be interpreted as incorporating by reference the information presented under said specified captions.

Where You Can Find More Information

We file annual, quarterly and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s Web site, located at  http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to AMP Holding Inc., 100 Commerce Drive, Loveland, Ohio 45140, Attn: Investor Relations.

By Order of the Board of Directors

Stephen S. Burns, CEO,

Loveland, Ohio

*, 2014

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APPENDIX A

Certificate of Amendment

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AMP Holding Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 4. Authorized Shares

FOURTH:  The authorized capital stock of this Corporation is 575,000,000 shares of capital stock, consisting of 500,000,000 shares of common stock with full voting rights and with a par value of $0.001 per share, and 75,000,000 shares of preferred stock, with a par value of $0.001 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Corporation's Board of Directors (the "Board”) providing for the issuance of such Preferred Stock or series thereof; and the Board is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting Power, if any, of shares of Preferred Stock or any series thereof.

Pursuant to NRS 78.385 and NRS 78.390, and any successor statutory provisions, the Board of Directors is authorized to adopt a resolution to increase, decrease, add, remove or otherwise alter any current or additional classes or series of this Corporation's capital stock by a board resolution amending these Articles, in the Board or Directors' sole discretion for increases or decreases of any class or series of authorized stock where applicable pursuant to NRS 78.207 and any successor statutory provision, or otherwise subject to the approval of the holders of at least a majority or shares having voting rights, either in a special meeting or the next annual meeting of shareholders.  Notwithstanding the foregoing, where any shares of any class or series would be materially and adversely affected by such change, shareholder approval by the holders of at least a majority of such adversely affected shares must also be obtained before filing an amendment with the Office of the Secretary of State of Nevada.  The capital stock of this Corporation shall be non-assessable and shall not be subject to assessment to pay the debts of the Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

________________________________________

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 3-6-09

A-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at http://www.ampelectricvehicles.com.

AMP HOLDING INC.

Annual Meeting of Stockholders

*, 2015 10:30 AM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF AMP HOLDING INC.

The undersigned stockholder of AMP Holding Inc., a Nevada corporation (the “Company”), hereby appoints Stephen S. Burns and Martin Rucidlo, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held *, 2015, at the Company’s headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERERIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

AMP HOLDING INC. 100 Commerce Drive Loveland, Ohio 45140	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to 1859 Whitney Mesa Drive, Henderson, NV 89014.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors
☐ James E. Taylor ☐ Stephen S. Burns ☐ Raymond J. Chess
	o	Vote FOR all nominees (except as marked)	o	Vote WITHHELD from all nominees

2.	Amendment of Articles of Incorporation to increase the aggregate number of authorized shares of common stock to 500,000,000.

o For ☐ Against ☐ Abstain

3.	Ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accounting firm for the fiscal year ending December 31, 2014.

o For ☐ Against ☐ Abstain

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date